                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 15, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

   Delaware
(State or other                  333- 127233                      13-3416059
jurisdiction of                  (Commission                    (IRS Employer
 incorporation)                 File Number)                 Identification No.)

            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                       10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 127233 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $996,774,000 in aggregate principal amount Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1B4, Class A-1C1, Class A-1C2, Class A-2A, Class A-2B1, Class A-2B2, Class A-3A1, Class A-3A2, Class A-3A3, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-A8 on November 15, 2005.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2005, as supplemented by the Prospectus Supplement, dated November 11, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and Wachovia Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1B4, Class A-1C1, Class A-1C2, Class A-2A, Class A-2B1, Class A-2B2, Class A-3A1, Class A-3A2, Class A-3A3, Class M-1, Class M-2, Class B-1, Class B-2, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,012,984,581 as of October 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

4.1    Pooling and Servicing Agreement, dated as of October 1, 2005, among
       Merrill Lynch Mortgage Investors, Inc., as Depositor, Wells Fargo Bank,
       N.A., as Master Servicer and Securities Administrator, and Wachovia Bank,
       National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Merrill Lynch Mortgage Lending, Inc., as Seller, and Merrill
       Lynch Mortgage Investors, Inc., as Purchaser.

99.2   Assignment, Assumption and Recognition Agreement, dated as of November
       15, 2005, among the Merrill Lynch Mortgage Lending, Inc. Merrill Lynch
       Mortgage Investors, Inc. and GreenPoint Mortgage Funding, Inc.

99.3   Assignment, Assumption and Recognition Agreement, dated as of November
       15, 2005, among the Merrill Lynch Mortgage Lending, Inc., Merrill Lynch
       Mortgage Investors, Inc. and PHH Mortgage Corporation.

99.4   Assignment, Assumption and Recognition Agreement dated as of November 15,
       2005, by and among Merrill Lynch Mortgage Capital, Inc., Merrill Lynch
       Mortgage Lending, Inc., and PHH Mortgage Corporation.

99.5   Assignment Assumption and Recognition Agreement dated as of November 15,
       2005, by and among Merrill Lynch Mortgage Holdings, Inc., Merrill Lynch
       Mortgage Lending, Inc. and GreenPoint Mortgage Funding, Inc.

99.6   Master Mortgage Loan Purchase and Servicing Agreement, dated as of April
       1, 2003, among GreenPoint Mortgage Funding, Inc., Terwin Advisors, LLC and Merrill Lynch Mortgage Holdings, Inc.

99.7   Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of
       March 27, 2001, among Merrill Lynch Mortgage Capital Inc., Cendant
       Mortgage Corporation and Bishop's Gate Residential Mortgage Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name:  Tom Saywell
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

Date: November 30, 2005

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
 4.1          Pooling and Servicing Agreement, dated as of October 1,
              2005, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, Wells Fargo Bank, N.A., as Master Servicer
              and Securities Administrator, and Wachovia Bank,
              National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2005, between Merrill Lynch Mortgage
              Lending, Inc., as Seller, and Merrill Lynch Mortgage
              Investors, Inc., as Purchaser.

99.2          Assignment, Assumption and Recognition Agreement, dated as of
              November 15, 2005, among the Merrill Lynch Mortgage Lending, Inc.
              Merrill Lynch Mortgage Investors, Inc. and GreenPoint Mortgage
              Funding, Inc.

99.3 Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005, among the Merrill Lynch
              Mortgage Lending, Inc., Merrill Lynch Mortgage
              Investors, Inc. and PHH Mortgage Corporation.

99.4 Assignment, Assumption and Recognition Agreement dated as of November 15, 2005, by and among Merrill Lynch
              Mortgage Capital, Inc., Merrill Lynch Mortgage Lending,
              Inc., and PHH Mortgage Corporation.

99.5 Assignment Assumption and Recognition Agreement dated as of November 15, 2005, by and among Merrill Lynch
              Mortgage Holdings, Inc., Merrill Lynch Mortgage
              Lending, Inc. and GreenPoint Mortgage Funding, Inc.

99.6 Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2003, among GreenPoint Mortgage
              Funding, Inc., Terwin Advisors, LLC and Merrill Lynch
              Mortgage Holdings, Inc.

99.7          Mortgage Loan Flow Purchase, Sale and Servicing
              Agreement, dated as of March 27, 2001, among Merrill
              Lynch Mortgage Capital Inc., Cendant Mortgage
              Corporation and Bishop's Gate Residential Mortgage
              Trust.